UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  September 2, 2009

GIGABEAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50985	20-0607757
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4915 Prospectus Drive, Suite H, Durham, NC		27713
(Address of principal executive offices)		(Zip Code)

(919) 206-4426

(Registrant’s telephone number, including area code)

4021 Stirrup Creek Drive, Suite 400, Durham, NC 27703

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03

BANKRUPTCY OR RECEIVERSHIP.

On September 2, 2009 (the “Commencement Date”), GigaBeam Corporation (the “Company”) filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (the “Chapter 11 Case”). The Company will continue to manage its properties and operate its businesses as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. A copy of the press release, dated September 4, 2009, announcing the filing of the Chapter 11 Case is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 2.04

TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

The filing of the voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code as described in Item 1.03 above constitutes an event of default, or a further default, under the following instruments:

8% Senior Convertible Notes

On January 28, 2005 and February 1, 2005, the Company issued 8% senior convertible notes with an aggregate principal amount of $2,500,000, due January 28, 2008 (the “Notes”) and common stock warrants, in an asset-backed financing. As of September 2, 2009, the Notes with an aggregate amount of $150,000 remain outstanding and are in default as a result of the Company’s failure to pay the Notes when due on January 28, 2008. The Notes purport to be secured by substantially all of the Company’s assets and are secured by the personal pledge of shares of common stock of the Company by each of the Company’s former Chief Executive Officer, and the Company’s then President and current Chief Technical Officer. Pursuant to the Notes, upon the happening of any event of default, the holder may declare the principal amount, interest and any other amounts payable under the Note immediately due and enforce its rights under the security documents. In the event of any default in the payment of the obligations represented by the Notes, all sums payable on the Notes shall first be paid in full, with interest, before any other payment is made on any other indebtedness.

Original Issue Discount Secured Convertible Debentures

On April 30, 2008, the Company issued an aggregate principal amount of $3,017,270 of original issue discount secured convertible debentures, which are due to the holders on April 30, 2010, or earlier upon certain events of default (the “Debentures”) and common stock warrants. The Company’s failure to file its annual report on Form 10-K for the fiscal year ended December 31, 2007 before June 15, 2008 constituted an event of default under the Debentures, which event resulted in the principal and accrued interest on the Debentures to become immediately due and payable in cash.

Pursuant to the terms of the Debentures, as a result of the event of default, the outstanding principal amount of the Debentures increased to a mandatory default amount of 130% of the outstanding principal amount of the Debentures and became, at the option of the holder, immediately due and payable in cash by the Company. After five days of any continuing event of default, as described in the Debenture, interest is payable at a rate of 18% per year. As of September 2, 2009, the aggregate amount due to the holders of the Debentures, including principal at the mandatory default amount and accrued interest, was $4,771,635.

14% Secured Promissory Note due May 8, 2009

On April 8, 2009, the Company issued a 14% Secured Promissory Note to an existing accredited investor in the principal amount of $125,000, due on May 8, 2009, or earlier upon certain events of default (the “April Note”). Interest accrues on the April Note at a rate of 14% per year. The April Note is secured by the Company’s assets as described in a Security Agreement, dated May 22, 2007.

Pursuant to the terms of the April Note, if any event of default occurs, 115% of the principal amount, together with all accrued interest, will become immediately due and payable in cash at the holder’s election. After five days of the occurrence of an event of default, as described in the April Note, interest is payable at a rate of 22% per year. The Company’s failure to pay the amount due by May 8, 2009 constituted an event of default under the April Note. As of September 2, 2009, the aggregate amount due to the holder of the April Note, including accrued interest, was $155,288.

14% Secured Promissory Note due September 14, 2009

On August 14, 2009, the Company issued a 14% Secured Promissory Note to an existing accredited investor in the principal amount of $150,000, due on September 14, 2009, or earlier upon certain events of default (the “August Note”). Interest accrues on the August Note at a rate of 14% per year. The August Note is secured by the Company’s assets as described in a Security Agreement, dated May 22, 2007.

Pursuant to the terms of the August Note, if any event of default occurs, 115% of the principal amount, together with all accrued interest, will become immediately due and payable in cash at the holder’s election. After five days of the occurrence of an event of default, as described in the August Note, interest is payable at a rate of 18% per year. The filing of the voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code as described in Item 1.03 above constitutes an event of default under the August Note. As of September 2, 2009, the aggregate amount due to the holder of the August Note, including accrued interest was $173,536.

Forward-Looking Statements

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. The Company’s actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks, uncertainties and factors relating to the Company’s operations and business environment, many of which are beyond the Company’s control, that could cause actual results to differ materially from any results expressed or implied by such statements.

Factors that could cause actual results to differ materially include, without limitation:

•

the ability of the Company to continue to operate as a going concern;

•

the ability of the Company to obtain approval of the Bankruptcy Court (as defined herein) with respect to motions filed by it from time to time in the Chapter 11 Case described herein;

•

the Company’s ability to obtain debtor-in-possession (“DIP”) financing;

•

if the Company should seek to obtain DIP financing and is able to obtain such financing, whether the Bankruptcy Court will grant final approval of any such financing;

•

alternatives to obtaining capital needed to continue operations in the event the Company does not seek or is unable to obtain DIP financing, or, if the Company is able to obtain DIP financing but the Bankruptcy Court fails to grant final approval of the DIP financing;

•

the ability of the Company to operate pursuant to the terms of any DIP financing that is ultimately obtained and finally approved by the Bankruptcy Court;

•

the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 Case;

•

potential adverse publicity surrounding the Chapter 11 filing and proceeding;

•

the ability of the Company to obtain and maintain adequate relationships with its creditors, lenders, vendors and other persons or entities with whom the Company conducts its business;

•

the ability of the Company to fund its working capital needs throughout the pendency of the Chapter 11 filing, proceeding and thereafter;

•

the potential adverse impact of the Chapter 11 filing and proceeding on the Company’s liquidity or results of operations;

•

the ability of the Company to adequately fund and execute its business plan;

•

the ability of the Company to attract, motivate and retain key employees;

•

the ability of the Company to successfully market and sell its products during the pendency of the Chapter 11 filing, proceeding and thereafter;

•

potential actions of regulatory authorities which govern the Company’s operations, including the Federal Communications Commission and the National Telecommunications and Information Administration;

•

the outcome of legal proceedings to which the Company is or may become a party; and

•

other risks described in the Company’s reports filed with the Securities and Exchange Commission, including factors described in the Company’s annual report on Form 10-KSB for the year ended December 31, 2006 and in its quarterly reports on Form 10-QSB for each of the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007.

Although the Company believes the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. The Company does not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in its expectations, except as required by law.

ITEM 9.01

EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release, dated September 4, 2009 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GigaBeam Corporation
(Registrant)

Date: September 4, 2009	By:	/s/ S. JAY LAWRENCE
	Name: Title:	S. Jay Lawrence Chief Executive Officer

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